                                       FORM U-2
                        UNIFORM CONSENT TO SERVICE OF PROCESS

KNOW ALL MEN BY THESE PRESENTS:

    That the undersigned TRUETRAKS, INC., (a corporation), organized under the laws of DELAWARE, for purposes of complying with the laws of the States indicated hereunder relating to either the registration or sale of securities, hereby irrevocably appoints the officers of the States so designated hereunder and their successors in such offices, its attorney in those States so designated upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of, or in connection with, the sale of securities or out of violation of the aforesaid laws of the States so designated; and the undersigned does hereby consent that any such action or proceeding against it may be commenced in any court of competent jurisdiction and proper venue within the States so designated hereunder by service of process upon the officers so designated with the same effect as if the undersigned was organized or created under the laws of that State and have been served lawfully with process in that State.
    It is requested that a copy of any notice, process or pleading served hereunder be mailed to:

                                    TRUETRAKS, INC.
--------------------------------------------------------------------------------
                                         NAME

         3925 EXCELSIOR BLVD. SUITE #5  MINNEAPOLIS, MN. 55416.  (612)-928-0953
--------------------------------------------------------------------------------
                                       ADDRESS

Place a "./" before the names of all the States for which the person executing this form is appointing the designated Officer of that State as its attorney in that State for receipt of service of process:

[ ] ALABAMA   Secretary of State.      [ ] DELAWARE        Securities
                                                           Commissioner

[ ] ALASKA    Administrator of the     [ ] DISTRICT OF     Public Service
              Division of Banking and      COLUMBIA        Commission
              Corporations, Department
              of Commerce and Economic [ ] FLORIDA         Department of
              Development.                                 Banking and
                                                           Finance

                                       [X] GEORGIA         Commissioner of
                                                           Securities
[ ] ARIZONA   The Corporation
              Commission.              [ ] GUAM            Administrator,
                                                           Department
                                                           of Finance
[ ] ARKANSAS  The Securities
              Commissioner.            [ ] HAWAII          Commissioner of
                                                           Securities

[ ] CALIFORNIA Commissioner of         [ ] IDAHO           Director, Department
               Corporations                                of Finance.

[X] COLORADO   Securities Commissioner.[ ] ILLINOIS        Secretary of State

[ ] CONNECTICUT  Banking Commissioner. [ ] INDIANA         Secretary of State

[ ] IOWA      Commissioner of          [ ] NORTH DAKOTA    Securities
              Insurance.                                   Commissioner.

[ ] KANSAS    Secretary of State.      [ ] OHIO            Secretary of State.

[ ] KENTUCKY  Director, Division of    [ ] OREGON          Director, Department
              Securities.                                  of Insurance and
                                                           Finance.

[ ] LOUISIANA Commissioner of          [ ] OKLAHOMA        Securities
              Securities.                                  Administrator.

[ ] MAINE     Administrator,           ***PENNSYLVANIA     Pennsylvania does
              Securities Division.                         not require filing
                                                           of a Consent to
                                                           Service of Process.

[ ] MARYLAND  Commissioner of the
              Division of Securities.
                                       [ ] PUERTO RICO     Commissioner of
                                                           Financial
                                                           Institutions.
[ ] MASSACHUSETTS Secretary of State.

[ ] MICHIGAN  Administrator,           [ ] RHODE ISLAND    Director of Business
              Corporation and                              Regulation.
              Securities Bureau,
              Department of Commerce.

[ ] MINNESOTA Commissioner of          [ ] SOUTH CAROLINA  Secretary of State.
              Commerce.
                                       [ ] SOUTH DAKOTA    Secretary of State.

[ ] MISSISSIPPI Secretary of State     [ ] TENNESSEE       Commissioner of
                                                           Commerce and
                                                           Insurance.
[ ] MISSOURI  Securities Commissioner.
                                       [X] TEXAS           Securities
                                                           Commissioner.
[ ] MONTANA   State Auditor and
              Commissioner of          [ ] UTAH            Director, Division
              Insurance.                                   of Securities.

[ ] NEBRASKA  Director of Banking and
              Finance.                 [ ] VERMONT         Secretary of State.

[ ] NEVADA    Secretary of State,      [ ] VIRGINIA        Clerk, State
                                                           Corporation
                                                           Commission.
[ ] NEW HAMPSHIRE  Secretary of State.
                                       [ ] WASHINGTON      Director of the
                                                           Department
[ ] NEW JERSEY  Chief, Securities Bureau.                  of Financial
                                                           Institutions.

[X] NEW MEXICO Director, Securities    [ ] WEST VIRGINIA   Commissioner of
               Division.                                   Securities.

[ ] NEW YORK  Secretary of State,      [ ] WISCONSIN       Commissioner of
                                                           Securities.

[ ] NORTH CAROLINA  Secretary of State [ ] WYOMING        Secretary of State.


Dated this 29 day of September, 1997
                                                 /s/ Garry Oglesbee
                                            ----------------------------------
(SEAL)                                      By GARRY OGLESBEE
                                              --------------------------------
                                               PRESIDENT
                                            ----------------------------------
Page 2 of 4                                           Title

                               CORPORATE ACKNOWLEDGMENT



State or Province of    DELAWARE  )
                 -----------------
County of     NEW CASTLE          ) SS: TRUETRAKS, INC.
         -------------------------



    On this 29 day of September, 1997, before me Michael Kosloske the undersigned officer, personally appeared William Muth known personally to me to be the Secretary of the above named corporation and acknowledged that he, as
       ---------
         Title
an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as an officer.


IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                                            /s/ Michael Kosloske
                                       -----------------------------------
                                       NOTARY PUBLIC/COMMISSIONER OF OATHS
                                       My commission expires:    1-31-2000
                                                             -------------

         (SEAL)





                       INDIVIDUAL OR PARTNERSHIP ACKNOWLEDGMENT



State or Province of          )
                   -----------
County of                     )    SS:
         ---------------------



    On this       day of             , 19   , before me
            ------       ------------    ---           -----------
the undersigned officer, personally appeared                   to me
                                             -----------------
personally known and known to me to be the same person(s) whose name(s) is (are) signed to the foregoing instrument, and acknowledged the execution thereof for the uses and purposes therein set forth.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.


                                       -----------------------------------
                                       NOTARY PUBLIC/COMMISSIONER OF OATHS
                                       My commission expires:
                                                             -------------
         (SEAL)


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

                               INSTRUCTIONS TO FORM U-2
                        UNIFORM CONSENT TO SERVICE OF PROCESS



1. The name of the issuer is to be inserted in the blank space on line 1 of Uniform Form U-2 ("Form").

2. The type of person executing the Form is to be described by striking out the inapplicable nomenclature in lines 2 - 4 and, if appropriate, by inserting a description of the person in the blank space provided on line 2 of the Form.

3. The name of the jurisdiction under which the issuer was formed or is to be formed is to be inserted in the blank space on line 3 of the Form.

4. The person to whom a copy of any notice, process or pleading which is served pursuant to the Consent to Service of Process is to be inserted in the appropriate blank spaces at the end of page 1 of the Form.

5. A"./"is to be placed in the space before the names of all States which the person executing this Form lawfully is appointing the officer of each State so designated on the Form as its attorney in that State for receipt of service of process

6. A manually signed Form must be filed with each State requiring a Consent to Service of Process on Form U-2 at the office so designated by the laws or regulations of that State and must be accompanied by the exact filing fee, if any.

7. The Form must be signed by the issuer. If the issuer is a corporation, it should be signed in the name of the corporation by an executive officer duly authorized; if a partnership, it should be signed in the name of the partnership by a general partner, and if an unincorporated association or other organization which is not a partnership, the Form should be signed in the name of such organization by a person responsible for the direction or management of its affairs.

8. If the Form is mailed, it is advisable to send it by registered or certified mail, postage prepaid, return receipt requested.


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